EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bonanza Goldfield Corporation, (the “Company”) on Form 10-K for the period ended June 18, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris Tomkinson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BONANZA GOLDFIELD CORPORATION

September 16, 2009	By:	/s/ CHRIS TOMKINSON
Chris Tomkinson Chief Financial Officer